COVANTA ENERGY CORPORATION - U.S. SUBSIDIARIES LIST
               ---------------------------------------------------
                (See Attachment A for foreign subsidiaries list)

Company                                                                                   %        Domestic         Co. Code/
- -------                                                                               Ownership     State             E.I.N.
                                                                                      ---------     -----             ------


Covanta Energy Corporation...........................................................................DE  ..........13-5549268
    Covanta Energy Group, Inc. ..........................................................100.........DE............13-3213657
       (See Attachment B for Covanta Energy Group, Inc. - U.S. and foreign subsidiaries list)
    Garden Merger Corp...................................................................100.........NY............13-4065414
    Covanta Financial Services, Inc......................................................100.........DE............13-3057250
       B D C Liquidating Corp............................................................100.........DE............13-2757633
          Bouldin Development Corp.......................................................100.........CA............94-1695641
       Greenway Insurance Company of Vermont.............................................100.........VT............13-3167991
       OFS Equity of Delaware, Inc.......................................................100.........DE............13-3495890
          Denver Fuel Facilities Corporation.............................................100.........CO............105*/13-2694896
          OFS Equity of Alexandria/Arlington, Inc........................................100.........VA............13-3495889
          OFS Equity of Indianapolis, Inc................................................100.........IN............13-3495887
          OFS Equity of Stanislaus, Inc..................................................100.........CA............13-3495880
       Ogden Management Services, Inc....................................................100.........DE............13-2918484
          OFS Equity of Babylon, Inc.....................................................100.........NY............13-3543094
          OFS Equity of Huntington, Inc..................................................100.........NY............13-3543092
    Astoria Studios, LP..................................................................  3.80769...NY............
    Ogden Services Corporation...........................................................100.........DE............141*/13-3058273
       Doggie Diner, Inc.................................................................100.........DE............003/92-1228666
       Offshore Food Service, Inc........................................................100.........LA............027/72-0535141
          Gulf Coast Catering Company, Inc...............................................100.........LA............028/13-3537164
       Ogden Attractions, Inc............................................................100.........DE............/13-3934857
       Ogden-Burtco Services, Inc........................................................100.........WA............042/92-0022939
          Alpine Food Products, Inc......................................................100.........WA............041/91-0760148
          Ogden HCI Services.............................................................  60........
       Ogden Facility Management Corporation of West Virginia............................100.........WV............55-0459949
       Ogden Film and Theater, Inc. .....................................................100.........DE............/13-3934858
       Ogden Food Service Corporation of Milwaukee.......................................100.........WI............063/13-2783130
       Ogden Leisure, Inc................................................................100.........DE............54-0848368
       Ogden Allied Abatement & Decontamination Service, Inc.............................100.........NY............144*/13-3429112
       Ogden Allied Maintenance Corporation..............................................100.........NY............010*/13-65939
          Datacom Custom Manufacturing, Inc..............................................100.........NY............086*/13-2629642
          (f/k/a Atlantic Design Company, Inc.)
          Lenzar Electro-Optics, Inc.....................................................100.........DE............175/59-3063752
          Ogden Allied Payroll Services, Inc.............................................100.........NY............063*/13-6160158
          Ogden Aviation Distributing Corp. .............................................100.........NY............046*/13-1835320
          Ogden Aviation Service Company of Colorado, Inc................................100.........CO............104*/13-2694899
          Ogden Aviation Fueling Company of Virginia, Inc................................100.........DE............038*/13-1954027
          Ogden Texas Ground Services, Inc...............................................100.........DE............13-3889795
          Ogden Aviation, Inc............................................................100.........DE
               Ogden Allied Maintenance Securities, Inc..................................100.........DE............004*/51-0102045
                     Kansas City International Fueling Facilities Corporation............100.........MO............080*/13-2604290
                     LaGuardia Fuel Facilities Corporation...............................100.........NY............100*/13-2660143
                     Lambert Field Fueling Facilities Corporation........................100.........DE............057*/13-6116279
                     Love Field Fueling Facilities Corporation...........................100.........TX............058*/13-6116341
                     Newark Automotive Fuel Facilities Corporation.......................100.........NJ............114*/13-2806865
                     Philadelphia Fuel Facilities Corporation............................100.........PA............097*/13-2671427
       Ogden Central and South America, Inc..............................................100.........DE............135/13-3793248
               (See Attachment A for foreign subsidiaries)
       Ogden Aviation Services, Inc. ....................................................100.........DE............015/13-3846270
                  Ogden Aviation Fueling Company, Inc....................................100.........DE............012*/13-5564521
                  Ogden Aviation Fueling Company of Houston, Inc.........................100.........TX............068*/13-2557861
                  Ogden Aviation Fueling Company of St. Louis, Inc.......................100.........DE............025*/13-5665586
                  Ogden Aviation Fueling Company of Texas, Inc...........................100.........TX............024*/13-5661328
                  Ogden Aviation Service Company of Kansas City, Inc.....................100.........MO............118*/13-2942892
                  Ogden Aviation Service Company of New Jersey, Inc......................100.........NJ............003*/13-5565924
                  Ogden Aviation Service Company of New York, Inc........................100.........NY............007*/13-5565925
                  Ogden Aviation Service Company of Pennsylvania, Inc....................100.........PA............018*/13-2749962
                  Ogden Aviation Service Company of Texas, Inc...........................100.........DE............019*/13-5649342
                  Ogden Aviation Services of Puerto Rico, Inc............................100.........DE............177/13-3634105
       Ogden International Europe Inc....................................................100.........DE/U.S.A......164/13-88536
               (See Attachment A for foreign subsidiaries)
               Ogden Aviation Terminal Services, Inc.....................................100.........MA............005*/13-5565923
               Ogden New York Services, Inc..............................................100.........NY............020/13-5623889
               Ogden Pipeline Services Corporation.......................................100.........DE............125*/13-2949046
          Ogden Cisco, Inc...............................................................100.........DE............157*/13-3670141
          Ogden Communications, Inc......................................................100.........DE............130/13-3793364
          Ogden Facility Holdings, Inc...................................................100.........DE............13-3852102
               Ogden Facility Services, Inc..............................................100.........DE............13-3773192
       Ogden Transition Corporation......................................................100.........DE............PENDING
       (f/k/a OCSA Financing Services, Inc.)
          (See Attachment A for foreign subsidiaries)
       Ogden Logistics Services..........................................................
       The Metropolitan Entertainment Co., Inc........................................... 50.........NJ............22-1968974
          Woodstock '99, LLC............................................................. 45.........NY............13-4041861
          Ogden-MEI, L.L.C............................................................... 50.........DE............13-4022873
       Ogden Firehole Entertainment Corp.................................................100.........DE............13-3516164
       Ogden Technology Services Corporation.............................................100.........DE............13-3977971
               Logistics Operations, Inc.................................................100.........VA............164/13-397797

* For payroll/personnel, add 200 to codes of Maintenance companies only.




                                  ATTACHMENT A

                  OGDEN CORPORATION - FOREIGN SUBSIDIARIES LIST

                                                                                          %        Domestic         Co. Code/
Company                                                                               Ownership  State/Country        E.I.N.
- -------                                                                               ---------  -------------        ------


Covanta Energy Corporation...........................................................................DE/U.S.A.
    Aeropuertos Argentina 2000 S.A........................................................28.........Argentina
    Compania de Desarrollo Aeropuerto Eldorado, S.A. (CODAD, S.A.)........................21.........Colombia
    Ogden Services Corporation...........................................................100.........DE/U.S.A..........141
       Ogden Allied Maintenance Corporation..............................................100.........NY/U.S.A.
          Datacom Custom Manufacturing, Inc..............................................100.........NY/U.S.A
               Datacom de Mexico, S.A. de C.V............................................100.........Mexico
          Ogden Aviation, Inc............................................................100.........DE
               Allied Aviation Services Company of Newfoundland, Ltd.....................100.........Canada............022
       Ogden International Facilities Corporation (Australia) Pty Ltd....................100.........Australia
               International Facilities Corporation (Cairns) Pty Ltd.....................100.........Australia
               International Facilities Corporation (NZ) Pty Ltd.........................100.........New Zealand.......156
               International Facility Corporation (Newcastle) Ltd........................100         Australia
               International Facility Corporation (Hong Kong) Pty Ltd....................100.........Hong Kong
               International Facility Corporation (Brisbane) Pty Ltd.....................100.........Australia
               International Facility Corporation (Sydney) Pty Ltd.......................100.........Australia
               International Facility Corporation (Sydney Arena).........................100.........Australia
               International Facility Corporation (Melbourne)............................100.........Australia
       Ogden Aviation Service International Corporation..................................100.........NY            006*/13-5565926
               Ogden do Brazil Participacoes S/C Ltda....................................100 ........Brazil............174
               Ogden Alimentos Comercio e Servicoes Ltda.................................100 ........Brazil
       Ogden Central and South America, Inc..............................................100.........DE/U.S.A.
               Ogden Rural S.A........................................................... 50.........Argentina
               TRUST.....................................................................100.........Panama............
                     Ogden Aviation Services (Panama) Corp............................... 85.........Panama............171
                     Ogden Services (Albrook) Corp. (MAG)................................ 85.........Panama
               Ogden Ground Services, Inc. (St. Thomas)..................................100.........Virgin Islands....155
               Compania Legir S.A........................................................100.........Uruguay
                     Irodel..............................................................100.........Uruguay
                          Ogden Argentina, S.A.100...................................................Argentina
                          Ogden Holdings S.A.............................................100*........Argentina
                                *(11,999 shares owned by Irodel & 1 share by Legir)
                               Casino Iguazu, S.A........................................100.........Argentina
                     Menezul, S.A........................................................100.........Uruguay
                     Ogden Aeropuertos R.D., S.A.........................................100.........Uruguay
                     Modigold, S.A.......................................................100.........Uruguay
                     Ogden PSM Ltda...................................................... 50.........Brazil
       Ogden International Europe Inc....................................................100.........DE/U.S.A..........164
               Ogden Allied Services GmbH................................................100.........Germany...........138
               Ogden Spain S.A...........................................................100.........Spain1........59/A07568876
               Ogden Entertainment Services Portugal, S.A................................100.........Portugal..........160
               Ogden Entertainment Services Spain, S.A...................................100.........Spain.............
                    Estadio Olimpico de Sevilla, S.A..................................... 15.9.......Spain.............
               Graecor Beteiligungsverwaltungs GmbH......................................100.........Austria
               Ogden Power Agua y Energia Torre Pacheco, S.A............................. 83.3.......Spain
               Parque Isla Magica, S.A................................................... 26.12......Spain
               Ogden Services of Canada Inc..............................................100.........Canada            054
                  Cafas Inc..............................................................100.........Canada............028
                     Airconsol Aviation Services Ltd.-
                     Les Services D'Aviation Airconsol Limitee...........................100.........Canada............115
                         Ogden Ground Services (Canada) Ltd. ............................100.........Canada............
                            Aircraft Services Limited....................................100.........Canada............189
                  Consolidated Aviation Fueling of Toronto Limited.......................100.........Ontario...........052
          Ogden Facility Holdings, Inc...................................................100.........DE/U.S.A.
               Ogden Facility Services, Inc..............................................100.........DE/U.S.A.
                  Ogden Servicios de Seguridad, S.A......................................100.........Costa Rica
          Culemburg Metropole Casino (Proprietary) Limited...............................100.........South Africa
          Ogden Development of Capetown (Pty) Ltd........................................100.........South Africa
          Ogden Gaming of Ontario, Inc...................................................100.........Canada
               Diamond Gaming of Ontario, Inc............................................45..........Canada
          Ogden Palladium Services (Canada) Inc..........................................100.........Canada
          Ogden Entertainment Services de Mexico, S.A. de C.V............................100.........Mexico
          Servicios de Alimentos Bebidas Especializados, S.A. de CV......................100.........Mexico



         COVANTA ENERGY GROUP, INC. - U.S. AND FOREIGN SUBSIDIARIES LIST
         ---------------------------------------------------------------
                                  ATTACHMENT B

COMPANY NAME                                                                                 % OWNER    STATE OF     FEDERAL
- ------------                                                                                 -------    --------     -------
                                                                                             SHIP       INCORP.      ID NO:
                                                                                             -------    --------     -------
Covanta Energy Corporation

     Covanta Energy Group, Inc.                                                              100        Delaware     13 3939460
        Covanta Energy Group do Brasil Ltda.                                                 100(f)     Brazil       023105570001 54
        Covanta Projects, Inc.                                                               100        Delaware     13 3213657
           Covanta Energy International, Inc.                                                100        Delaware     22 3405522
              Covanta Philippines Operating, Inc.                                            100        Cayman       NA
              Covanta Energy West, Inc.                                                      100        Delaware     13 4060437
                  Covanta Energy Europe Ltd.                                                 100        UK           NA
                  Covanta Energy Sao Jeronimo, Inc.                                          100        Delaware     13 4060434
                     Mecaril S.A.                                                            100        Uruguay      NA
                        Cladox International S.A.                                            100        Uruguay      NA
                  Covanta Energy Americas, Inc.                                              100        Delaware     54 1732981
                     Covanta Geothermal Operations Holdings, Inc.                            100        Delaware     22 3682217
                     Covanta Imperial Power Services, Inc.                                   100        California   95 3677245
                     Covanta New Martinsville Hydro-Operations Corporation                   100        W. Virginia  31 1275468
                     Covanta Brandywine Operations, Inc.                                     100        Delaware     54 1740297
                     Covanta Energy Construction, Inc.                                       100        Delaware     22-3738898
                     Covanta Geothermal Operations, Inc.                                     100        Delaware     54 1607228
                     Covanta Hydro Operations, Inc.                                          100        Tennessee    52 1661862
                     Covanta Hydro Operations West, Inc.                                     100        Delaware     22-3749001
                     Covanta Oil & Gas, Inc.                                                 100        Delaware     54 1734589
                     Covanta Power Equity Corporation                                        100        Delaware     54 1504746
                        Covanta New Martinsville Hydroelectric Corporation                   100        Delaware     13 3372123
                        ERC Energy, Inc.                                                     100        Delaware     54 1523295
                        ERC Energy II, Inc.                                                  100        Delaware     13 4060418
                        Heber Field Energy II, Inc.                                          100        Delaware     13 4060416
                        Ogden Energy Channelview Holdings, Inc.                              100        Delaware     13 4101662
                           Ogden Energy Channelview (Delaware), Inc.                         100        Delaware     13 4101661
                           Ogden Energy Channelview (Texas), Inc.                            100        Delaware     13 4101660
                        Covanta Heber Field Energy, Inc.                                     100        Delaware     54 1661569
                        Covanta Hydro Energy, Inc.                                           100        Delaware     54 1606911
                        SIGC Holdings, Inc.                                                  100        Delaware     22 3682216





COMPANY NAME                                                                                 % OWNER    STATE OF     FEDERAL
- ------------                                                                                 -------    --------     -------
Covanta Energy Corporation (cont.)                                                           SHIP       INCORP.      ID NO:
                                                                                             -------    -------      ------
     Covanta Energy Group, Inc. (cont.)
        Covanta Projects, Inc. (cont.)
           Covanta Energy International, Inc. (cont.)
              Covanta Energy West, Inc. (cont.)
                  Covanta Energy Americas, Inc. (cont.)
                     Covanta Power International Holdings, Inc.                              100        Delaware     54 1742808
                        Enereurope Holdings III B.V.                                         100        Netherlands  NA
                           El Gorguel Energia S.L.                                           100        Spain        NA
                           Covanta Operaciones LICA S.L.                                     100        Spain        NA
                        Edison Bataan Cogeneration Corporation                               100        Philippines  NA
                        Hidro Operaciones Don Pedro S.A.                                     100        Costa Rica   NA
                        Hungarian-American Geothermal Limited Liability Company              37.5(g)    Hungary      NA
                        Island Power Corporation                                             40(d)      Philippines  NA
                        LINASA Cogeneracion y Asociados, S.L.                                50(e)      Spain        B30556484
                        Covanta Energy (Gulf) Limited                                        100        Mauritius    NA
                        Covanta Energy India (Bakreshwar) Ltd.                               100        Mauritius    NA
                        Covanta Energy India (Balaji) Limited                                100        Mauritius    NA
                        Covanta Energy India Investments Ltd.                                100        Mauritius    NA
                           Bal-Sam India Holdings Limited                                    100        Mauritius    NA
                           Covanta Bangladesh Operating Limited                              95(d)      Bangladesh   NA
                           Covanta Chinese Investments Ltd.                                  100        Mauritius    98 0183946
                              Covanta Energy China (Alpha) Ltd.                              100        Mauritius    98 0183947
                              Covanta Energy China (Beta) Ltd.                               100        Mauritius    98 0183949
                              Covanta Energy China (Delta) Ltd.                              100        Mauritius    98 0183951
                              Covanta Energy China (Gamma) Ltd.                              100        Mauritius    98 0183952
                           Covanta Energy of Bongaigaon Private Limited                      100        India        NA
                           Covanta Energy India (CBM) Limited                                100        Mauritius    NA
                           Covanta One Ltd.                                                  100        Mauritius    NA
                              Bangladesh Technical Services Aps                              100        Denmark      NA
                           Covanta Two Ltd.                                                  100        Mauritius    NA
                              Covanta Cayman (Sahacogen) Ltd.                                100        Cayman       NA
                           Covanta Three Ltd.                                                100        Mauritius    NA
                              Covanta Cayman (Rojana) Ltd.                                   100        Cayman       NA
                           Covanta Four Ltd.                                                 100        Mauritius    NA
                              Covanta (CEG)  Ltd.                                            100        Bermuda      NA






COMPANY NAME                                                                                 % OWNER    STATE OF     FEDERAL
- ------------                                                                                 -------    --------     -------
Covanta Energy Corporation  (cont.)                                                          SHIP       INCORP.      ID NO:
                                                                                             -------    -------      -------
     Covanta Energy Group, Inc. (cont.)
        Covanta Projects, Inc. (cont.)
           Covanta Energy International, Inc. (cont.)
              Covanta Energy West, Inc. (cont.)
                  Covanta Energy Americas, Inc. (cont.)
                     Covanta Power International Holdings, Inc. (cont.)
                        Covanta Energy India Investments Ltd. (cont.)
                           Covanta Five Ltd.                                                 100        Mauritius    NA
                              Covanta Samalpatti Operating
                              Private Limited                                                100        Calcutta     NA
                           Ogden Taiwan Investments Limited                                  100        Mauritius    NA
                        Covanta Energy India (Samalpatti) Limited                            100        Mauritius    NA
                        Covanta Energy Philippine Holdings, Inc.                             100        Philippines  NA
                           Magellan Cogeneration, Inc.                                       100        Philippines  NA
                        OPI Quezon, Inc.                                                     100        Delaware     13 3670144
                           Covanta Power Development - Cayman, Inc.                          100        Cayman       NA
                              Quezon Power, Inc.                                             27.5(b)    Cayman       NA
                        Covanta Power Development, Inc.                                      100        Delaware     13 3662254
                           Covanta Power Development of Bolivia, Inc.                        100        Delaware     13 3852464
                              OPDB, Ltd.                                                     100        Cayman       NA
                           Covanta Energy Asia Pacific Limited                               100(a)     Hong Kong    NA
                     Covanta Power Pacific, Inc. (f/k/a Pacific Energy)                      100        California   95 3845189
                        Burney Mountain Power                                                100        California   95 3149256
                        Mammoth Geothermal Company                                           100        California   95 4311279
                        Mammoth Power Company                                                100        California   95 4484066
                        Mt. Lassen Power                                                     100        California   95 3149255
                        Covanta Power Plant Operations                                       100        California   95 4497795
                        Pacific Energy Resources Incorporated                                100        California   95 3499702
                        Pacific Geothermal Company                                           100        California   95 3950189
                        Pacific Hydropower Company                                           100        California   95 3734859
                        Pacific Oroville Power, Inc.                                         100        California   95 3987027
                        Pacific Recovery Corporation                                         100        California   95 4080088
                        Pacific Wood Fuels Company                                           100        California   95-4046356
                        Pacific Wood Services Company                                        100        California   95 4497794
                        Penstock Power Company                                               100        California   95 4250440
                        8309 Tujunga Avenue Corp.                                            100        California   95 4130759





COMPANY NAME                                                                                 % OWNER    STATE OF     FEDERAL
- ------------                                                                                 -------    --------     -------
Covanta Energy Corporation  (cont.)                                                          SHIP       INCORP.      ID NO:
                                                                                             -------    --------     -------
     Covanta Energy Group, Inc. (cont.)
        Covanta Project, Inc.  (cont.)
           Covanta Energy International, Inc. (cont.)
              Covanta Energy West, Inc. (cont.)
                  Covanta Energy Americas, Inc. (cont.)
                     Covanta SIGC Energy, Inc.                                               100        Delaware     54 1742810
                        Amor 14 Corporation                                                  100        Delaware     88 0243401
                     Covanta SIGC Energy II, Inc.                                            100        California   54 1742553
                     Covanta SIGC Geothermal Operations, Inc.                                100        California   54 1645557
                     Three Mountain Operations, Inc.                                         100        Delaware     22-3738896
                     Three Mountain Power, LLC.                                              100        Delaware     22 3604711
           Ogden Energy Engineering, Inc.                                                    100        Delaware     13 3795624
           Ogden Environmental and Energy Services Co., Inc.                                 100        Delaware     52 1594168
              Analytical Technologies, Inc.                                                  100        Delaware     95 3705905
              Ogden Constructors, Inc. (f/k/a Covanta Engineering and Construction, Inc.)    100        Florida      59 2661991
                  J.R. Jack's Construction Corp.                                             100        Nevada       88 0266733
              Olmec Insurance, Ltd.                                                          100        Bermuda      NA
           Covanta Operations of Union, LLC                                                  100(i)     New Jersey   22 3596572
           Covanta Waste to Energy, Inc.                                                     100        Delaware     13 3871973
              Covanta Energy Resource Corp.                                                  100        Delaware     63 0837475
              Covanta Systems, Inc.                                                          100        Delaware     13 3162629
                  Covanta Engineering Services, Inc.                                         100        New Jersey   13 3284896
                  Covanta Marion Land Corp.                                                  100        Oregon       13 3369730
                  Covanta Alexandria/Arlington, Inc.                                         100        Virginia     58 1594213
                  Covanta Equity of Alexandria/Arlington, Inc.                               100        Virginia     13 3389573
                  Covanta Babylon, Inc.                                                      100        New York     13 3246689
                  Covanta Bristol, Inc.                                                      100        Connecticut  13 3246723
                  Covanta Fairfax, Inc.                                                      100        Virginia     13 3410434
                  Covanta Haverhill, Inc.                                                    100        Mass         13 3375647
                     Haverhill Power, Inc.                                                   100        Mass         04 2908628
                        LMI, Inc.                                                            100        Mass         04 2943947
                     Covanta Omega Lease, Inc.                                               100        Delaware     13 3028120
                  Covanta Haverhill Properties, Inc.                                         100        Mass         13 3382130








COMPANY NAME                                                                                 % OWNER    STATE OF     FEDERAL
- ------------                                                                                 -------    --------     -------
Covanta Energy Corporation  (cont.)                                                          SHIP       INCORP.      ID NO:
                                                                                             -------    --------     -------
     Covanta Energy Group, Inc. (cont.)
        Covanta Projects, Inc. (cont.)
           Covanta Waste to Energy, Inc. (cont.)
              Covanta Systems, Inc. (cont.)
                  Covanta Hillsborough, Inc.                                                 100        Florida      13 3228206
                  Covanta Huntington, Inc.                                                   100        New York     13 3394817
                  Covanta Huntington Resource Recovery One Corp.                             100        Delaware     06 1260495
                  Ogden Martin Systems of Huntington Resource Recovery Two Corp.             100        Delaware     06 1260497
                  Ogden Martin Systems of Huntington Resource Recovery Three Corp.           100        Delaware     06 1260498
                  Ogden Martin Systems of Huntington Resource Recovery Four Corp.            100        Delaware     06 1260489
                  Ogden Martin Systems of Huntington Resource Recovery Five Corp.            100        Delaware     06 1260492
                  Ogden Martin Systems of Huntington Resource Recovery Six Corp.             100        Delaware     13 3629151
                  Covanta Huntington Resource Recovery Seven Corp.                           100        Delaware     13 3631168
                  Covanta Huntsville, Inc.                                                   100        Alabama      13 3456026
                  Covanta Indianapolis, Inc.                                                 100        Indiana      13 3977970
                  Covanta Kent, Inc.                                                         100        Michigan     13 3369158
                  Covanta Lake, Inc.                                                         100        Florida      13 3482491
                  Covanta Lancaster, Inc.                                                    100        Pennsylvania 13 3408215
                  Covanta Lee, Inc.                                                          100        Florida      13 3557826
                  Covanta Long Island, Inc.                                                  100        Delaware     11 3081090
                  Covanta Marion, Inc.                                                       100        Oregon       91 1246805
                  Ogden Martin Systems of Mercer, Inc.                                       100        New Jersey   13 3431734
                  Covanta Montgomery, Inc.                                                   100        Maryland     13 3547268
                  Covanta Northwest Puerto Rico, Inc.                                        100        Puerto Rico  52 2198228
                  Ogden Martin Systems of Nova Scotia, Ltd.                                  100        Nova Scotia  NA
                  Covanta Onondaga, Inc.                                                     100        New York     13 3528458
                  Covanta Onondaga Two Corp.                                                 100        Delaware     13 3690841
                  Covanta Onondaga Three Corp.                                               100        Delaware     13 3690843
                  Covanta Onondaga Four Corp.                                                100        Delaware     13 3690838
                  Covanta Onondaga Five Corp.                                                100        Delaware     13 3684127
                  Covanta Onondaga Operations, Inc.                                          100        Delaware     13 3714674
                  Covanta Pasco, Inc.                                                        100        Florida      13 3447536
                  Covanta Stanislaus, Inc.                                                   100        California   13 3315310
                  Covanta Equity of Stanislaus, Inc.                                         100        California   13 3436232
                  Covanta Tampa, Inc.                                                        100        Florida      22 3603324






COMPANY NAME                                                                                 % OWNER    STATE OF     FEDERAL
- ------------                                                                                 -------    --------     -------
Covanta Energy Corporation  (cont.)                                                          SHIP       INCORP.      ID NO:
                                                                                             -------    --------     -------
     Covanta Energy Group, Inc.  (cont.)
        Covanta Projects, Inc.  (cont.)
           Covanta Waste to Energy, Inc. (cont.)
              Covanta Systems, Inc. (cont.)
                  Covanta Tulsa, Inc.                                                        100        Oklahoma     13 3203172
                  Covanta Union, Inc.                                                        100        New Jersey   13 3323867
              Covanta Energy Services, Inc.                                                  100        Delaware     13 3560729
                  Covanta Energy Services of New Jersey, Inc.                                100        New Jersey   13 3597547
              Covanta Wallingford Associates, Inc.                                           100        Connecticut  13 3494166
              Covanta Waste to Energy Asia Investments                                       100        Mauritius    NA
              Covanta Waste to Energy of Italy, Inc.                                         100        Delaware     22 3564096
                  Ambiente 2000 S.r.l                                                        40(h)      Italy        NA
              Covanta Secure Services, Inc.                                                  100        Delaware     13 3362679
                  Covanta Waste Solutions, Inc.                                              100        Delaware     22 3557169
              Covanta Secure Services USA, Inc.                                              100        Delaware     13 3940678
              Covanta OPW Associates, Inc.                                                   100        Connecticut  13 3487064
              Covanta OPWH, Inc.                                                             100        Delaware     13 3592054
              Covanta RRS Holdings, Inc.                                                     100        Delaware     13 3697005
                  Michigan Waste Energy, Inc.                                                100        Delaware     06 1331600
                  Covanta Oahu Waste Energy Recovery, Inc.                                   100        California   95 2638052
                  Covanta Projects of Hawaii, Inc.                                           100        Hawaii       99 0230284
                  Covanta Mid-Conn, Inc.                                                     100        Connecticut  13 3696927
              OPI Carmona Limited                                                            100        Cayman       NA
              OPI Carmona One Limited                                                        100        Cayman       NA
           Covanta Water Holdings, Inc.                                                      100        Delaware     13 3779130
              Covanta Water Systems, Inc.                                                    100        Delaware     13 3756577
                  DSS Environmental, Inc.                                                    90(j)      New York     16 1514912
                  Covanta Bessemer, Inc.                                                     100        Delaware     22 3405521
                  Covanta Key Largo, Inc.                                                    100        Florida      22 3715853
                  Covanta Tampa Bay, Inc.                                                    100        Florida      Pending
                  Covanta Acquisition, Inc.                                                  100        Delaware     13 3806665
                     Covanta Cunningham Environmental Support, Inc.                          100        New York     16 1386872
              Covanta Water Treatment Support Services, Inc.                                 100        Delaware     13 3807441
           Yorkshire USA, Inc.                                                               100(c)     Delaware     51 0354748


(a) Covanta Energy Asia Pacific Limited's stock is owned 50% by Covanta Projects, Inc. and 50% by Covanta Power Development, Inc.

(b) Quezon Power, Inc. is owned 27.5% by Covanta Power Development - Cayman, Inc., and 72.5% by Quezon Generating Company, Ltd.

(c) Yorkshire USA, Inc. was acquired by Covanta Projects, Inc. when Yorkshire Water terminated its involvement as a direct participant in the Venture.

(d) 40% of the stock of Island Power Corporation is owned by Covanta Power International Holdings, Inc. and 60% is owned by various stockholders

(e) 50% of the stock of LINASA Cogeneracion y Asociados, S.L. is owned by Covanta Power International Holdings, Inc. and 50% is owned by Industria Jabonera Lina, S.A.

(f) 50% of the stock of Covanta Energy Group do Brasil Ltda is owned by Covanta Energy Group, Inc and 50% by Covanta Projects, Inc. Covanta Energy Group is the Management Company

(g) 37.5% of the stock of Hungarian-American Geothermal Limited Liability Company is owned by Covanta Power International Holdings, Inc., 37.5% is owned by Davenport Power, LLC and 25% is owned by MOL Magyar Olau-es G zipari Rt.

(h) 40% of the stock of Ambiente 2000 S.r.l is owned by Covanta Waste to Energy of Italy, Inc. and 60% by Ecosesto S.p.A.

(i) 99% of the stock of Covanta Martin Operations of Union LLC is owned by Covanta Projects, Inc. and 1% is owned by Covanta Waste to Energy, Inc.

(j) 90% of the stock of DSS Environmental, Inc. is owned by Covanta Water Systems, Inc. and the other 10% is owned by individual shareholders

(k) 95% of the stock of Covanta Bangladesh Operating Limited is owned by Covanta Energy India Investments and the other 5% is owned by five Covanta employees

(l) 33.33% of Luzon Hydro Corporation is owned by Pacific Bakun Energy B.V., 33.33% by Benguet Hydropower Corporation and 33.33% by Pacific Hydro Bakun, Inc.